Subsequent events	12 Months Ended
Mar. 31, 2024
Subsequent Events [Abstract]
Subsequent events	Subsequent events
Subsequent to the end of the fiscal year, the Company announced a reorganization to streamline the Company's operating model while continuing to focus on profitable growth. The reorganization includes the reduction of approximately 280 roles. The reorganization is expected to result in an incremental restructuring cash charge of over $8,000, primarily consisting of severance payments, employee benefits and related costs. The Company expects to incur these charges primarily in the three months ended June 30, 2024. The assessment of the restructuring amount and the accounting for this reorganization has not yet been finalized.